                                                                  COMPOSITE COPY
                                                                  --------------



                                     BYLAWS

                                       OF

                           WESTAMERICA BANCORPORATION

                            a California corporation



                                                                 Last Amendment:

                                                                  April 28, 1994

                               TABLE OF CONTENTS
                               -----------------

                                                                                       Page(s)
                                                                                      --------
ARTICLE I - OFFICES..................................................................       1
     Section 1.01. Principal Offices.................................................       1
     Section 1.02. Other Offices.....................................................       1

ARTICLE II - MEETINGS OF SHAREHOLDERS................................................       1
     Section 2.01. Place of Meetings.................................................       1
     Section 2.02. Annual Meeting....................................................       1
     Section 2.03. Special Meeting...................................................       2
     Section 2.04. Notice of Shareholders' Meetings..................................       2
     Section 2.05. Manner of Giving Notice: Affidavit of Notice......................       2
     Section 2.06. Quorum............................................................       3
     Section 2.07. Adjourned Meeting: Notice.........................................       3
     Section 2.08. Voting............................................................       3
     Section 2.09. Waiver of Notice or Consent by Absent Shareholders................       3
     Section 2.10. Shareholder Action by Written Consent Without a Meeting...........       4
     Section 2.11. Record Date for Shareholder Notice, Voting and Giving Consents....       4
     Section 2.12. Proxies...........................................................       5
     Section 2.13. Inspectors of Election............................................       5
     Section 2.14. Nominations for Director..........................................       5

ARTICLE III - DIRECTORS..............................................................       6
     Section 3.01. Powers............................................................       6
     Section 3.02. Number and Qualification of Directors.............................       6
     Section 3.03. Election and Term of Office of Directors..........................       7
     Section 3.04. Vacancies.........................................................       7
     Section 3.05. Place of Meetings and Meetings by Telephone.......................       7
     Section 3.06. Annual Meeting....................................................       7
     Section 3.07. Other Regular Meetings............................................       7
     Section 3.08. Special Meetings..................................................       8
     Section 3.09. Quorum............................................................       8
     Section 3.10. Waiver of Notice..................................................       8
     Section 3.11. Adjournment.......................................................       8
     Section 3.12. Notice of Adjournment.............................................       8
     Section 3.13. Action Without Meeting............................................       8
     Section 3.14. Fees and Compensation of Directors................................       9
     Section 3.15. Committees of Directors...........................................       9
     Section 3.16. Meetings and Action of Committees.................................       9

ARTICLE IV - OFFICERS................................................................       9
     Section 4.01. Officers..........................................................       9
     Section 4.02. Election of Officers..............................................       9
     Section 4.03. Subordinate Officers..............................................      10
     Section 4.04. Removal and Resignation of Officers...............................      10
     Section 4.05. Vacancies in Offices..............................................      10
     Section 4.06. Chairman of the Board.............................................      10
     Section 4.07. President.........................................................      10
     Section 4.08. Vice Presidents...................................................      10
     Section 4.09. Secretary.........................................................      10
     Section 4.10. Chief Financial Officer...........................................      11

 ARTICLE V - MISCELLANEOUS...........................................................      11
     Section 5.01. Indemnification Provisions........................................      11
     Section 5.02. Maintenance and Inspection of Share Register......................      12
     Section 5.03. Maintenance and Inspection of Bylaws..............................      12

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
     Section 5.04. Maintenance and Inspection of Other Corporate Records.............      13
     Section 5.05. Inspection of Books and Records by Directors......................      13
     Section 5.06. Annual Report to Shareholders.....................................      13
     Section 5.07. Financial Statements..............................................      13
     Section 5.08. Record Date for Purposes Other than Notice and Voting.............      14
     Section 5.09. Checks, Drafts....................................................      14
     Section 5.10. Corporate Contracts and Instruments; How Executed.................      14
     Section 5.11. Certificates for Shares...........................................      14
     Section 5.12. Lost Certificates.................................................      14
     Section 5.13. Representation of Shares of Other Corporations.....................     14
     Section 5.14. Construction and Definitions......................................      15

ARTICLE VI - AMENDMENTS..............................................................      15
     Section 6.01. Amendment by Shareholders.........................................      15
     Section 6.02. Amendment by Directors............................................      15

                                     BYLAWS
                                     ------

                                       OF
                                       --

                           WESTAMERICA BANCORPORATION
                           --------------------------


                                   ARTICLE I
                                   ---------

                                    OFFICES
                                    -------

     Section 1.01. Principal Offices. The principal executive office of the
     ------------  -----------------
corporation shall be located at 1108 Fifth Avenue, San Rafael, California, or such other place within or outside the State of California as shall be fixed by the board of directors. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the board of directors shall fix and designate a principal business office in the State of California.

     Section 1.02. Other Offices. The board of directors may at any time
     ------------  -------------
establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


                                   ARTICLE II
                                   ----------

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

     Section 2.01. Place of Meetings. Meetings of shareholders shall be held at
     ------------  -----------------
any place within or outside the State of California designated by the board of directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

     Section 2.02. Annual Meeting. The annual meeting of shareholders shall be
     ------------  --------------
held each year on a date and at a time designated by the board of directors. At each annual meeting directors shall be elected, and any other proper business may be transacted which shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must have been (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed to the secretary of the corporation not less than 14 days nor more than 50 days prior to the meeting; provided, however, that in the event that less than 21 days' notice of the date of the meeting is given to shareholders, notice by the shareholder, to be timely, must be delivered or mailed to the secretary of the corporation not later than the close of business on the 7th day following the day on which such notice of the date of the annual meeting was mailed. A shareholder's notice to the secretary of the corporation shall set forth as to each matter that the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and residence address of the shareholder proposing such business, (c) the number of shares of capital stock of the corporation that are owned by the shareholder, and (d) any material interest of the shareholder in such business.

     Notwithstanding anything in the bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.02.

     The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.02, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     Section 2.03. Special Meeting. A special meeting of the shareholders may be
     ------------  ---------------
called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

     If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.04 and 2.05 hereof, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.03 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

     Section 2.04. Notice of Shareholders' Meetings. All notices of meetings of
     ------------  --------------------------------
shareholders shall be sent or otherwise given to shareholders entitled to vote thereat in accordance with Section 2.05 not less than ten (10) (or if sent by third-class mail, thirty (30) nor more than sixty (60)) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

     If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) an amendment of the articles of incorporation, pursuant to Section 902 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of that Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall also state the general nature of that proposal.

     Section 2.05. Manner of Giving Notice: Affidavit of Notice. Notice of any
     ------------  --------------------------------------------
meeting of shareholders shall be given to shareholders entitled to vote thereat either personally or by first-class mail or, in the event this corporation has outstanding shares held of record by 500 or more persons (determined as provided in Section 605 of the California Corporations Code) on the record date for the shareholders meeting, by third-class mail, or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

     If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

     An affidavit of the mailing or other means of giving any notice of any shareholders' meeting may be executed by the secretary, assistant secretary, or any transfer agent of the corporation giving the notice, and shall be filed and maintained in the minute book of the corporation.

     Section 2.06. Quorum. The presence in person or by proxy of the holders of
     ------------  ------
one-third (1/3) of the shares entitled to vote at any meeting of the shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 2.07. Adjourned Meeting: Notice. Any shareholders' meeting, annual
     ------------  -------------------------
or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 2.06 hereof.

     When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the board of directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.04 and 2.05. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

     Section 2.08. Voting. The shareholders entitled to vote at any meeting of
     ------------  ------
shareholders shall be determined in accordance with the provisions of Section
2.11 hereof, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation, or a joint ownership). The shareholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. The affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by California General Corporation Law or the articles.

     At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) unless the candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     Section 2.09. Waiver of Notice or Consent by Absent Shareholders. The
     ------------  --------------------------------------------------
transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice, consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section
2.04 hereof, the waiver of notice, consent or approval shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included if that objection is expressly made at the meeting.

     Section 2.10. Shareholder Action by Written Consent Without a Meeting. Any
     ------------  -------------------------------------------------------
action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case-of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any-time to fill a vacancy on the board of directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

     If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 2.05 hereof. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

     Section 2.11. Record Date for Shareholder Notice, Voting and Giving
     ------------  -----------------------------------------------------
Consents. For purposes of determining the shareholders entitled to notice of any
- --------
meeting or to vote or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders at the close of business on the record date are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California General Corporation Law.

     If the board of directors does not so fix a record date:

     (a) The record date for determining the shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

     Section 2.12. Proxies. Every person entitled to vote for directors or on
     ------------- -------
any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or as to any meeting by attendance at such meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Corporations Code of California.

     Section 2.13. Inspectors of Election. Before any meeting of shareholders,
     ------------  ----------------------
the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three
(3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

     These inspectors shall:

     (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

     (b) Receive votes, ballots, or consents;

     (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

     (d) Count and tabulate all votes or consents;

     (e) Determine when the polls shall close;

     (f) Determine the result; and

     (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

     Section 2.14. Nominations for Director. Nominations for election to the
     ------------  ------------------------
board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the board of directors of the corporation, shall be made in writing and shall be delivered or mailed to the secretary of the corporation not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the secretary of the corporation not later than the close of business on the seventh (7th) day following the day on which the notice of the meeting was mailed. Any such written nomination shall contain the following information to the extent known to the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the corporation that the shareholder expects will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may be disregarded by the chairman of the applicable meeting of shareholders called for the election of directors in his sole discretion, and upon his instructions, the inspectors of election may disregard all votes cast for each such nominee.


                                  ARTICLE III
                                  -----------

                                   DIRECTORS
                                   ---------

     Section 3.01. Powers. Subject to the provisions of the California General
     ------------  ------
Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     Without prejudice to these general powers, and subject to the same limitations, the directors shall have the power to:

     (a) Select and remove all officers, agents, and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the articles of incorporation, and with these bylaws; fix their compensation; and require from them security for faithful service.

     (b) Change the principal executive office or the principal business office in the State of California from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business within or without the State of California; and designate any place within or without the State of California for the holding of any shareholders' meeting, or meetings, including annual meetings.

     (c) Adopt, make, and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates.

     (d) Authorize the issuance of shares of stock of the corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities cancelled, or tangible or intangible property actually received.

     (e) Borrow money and incur indebtedness on behalf of the corporation, and cause to be executed and delivered for the corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation, and other evidences of debt and securities.

     Section 3.02. Number and Qualification of Directors. The number of
     ------------  -------------------------------------
directors of the corporation shall be not less than eight (8) nor more than fifteen (15). The exact number of directors shall be thirteen (13) until changed, within the limits specified above, with the approval of the board of directors or the shareholders. The indefinite number of directors may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one.

     Section 3.03. Election and Term of Office of Directors. Directors shall be
     ------------  ----------------------------------------
elected at each annual meeting of the shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. No person shall be eligible for election to the board of directors unless nominated in the manner described by
Section 2.14 of these bylaws.

     Section 3.04. Vacancies. Vacancies in the board of directors may be filled
     ------------  ---------
by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

     A vacancy or vacancies in the board of directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

     The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent other than to fill a vacancy created by removal shall require the consent of a majority of the outstanding shares entitled to vote.

     Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary, or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

     Section 3.05. Place of Meetings and Meetings by Telephone. Regular meetings
     ------------  -------------------------------------------
of the board of directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

     Section 3.06. Annual Meeting. Immediately following each annual meeting of
     ------------  --------------
shareholders, the board of directors shall hold a regular meeting for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required.

     Section 3.07. Other Regular Meetings. Other regular meetings of the board
     ------------  ----------------------
of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice.

     Section 3.08. Special Meetings. Special meetings of the board of directors
     ------------  ----------------
for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

     Section 3.09. Quorum. A majority of the authorized number of directors
     ------------  ------
shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of
Section 310 of the Corporations Code of California (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of that Code (as to appointment of committees), and
Section 317(e) of that Code (as to indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 3.10. Waiver of Notice. The transactions of any meeting of the
     ------------  ----------------
board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, before or at its commencement, the lack of notice to that director.

     Section 3.11. Adjournment. A majority of the directors present, whether or
     ------------  -----------
not constituting a quorum, may adjourn any meeting to another time and place.

     Section 3.12. Notice of Adjournment. Notice of the time and place of
     ------------  ---------------------
holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section 3.08, to the directors who were not present at the time of the adjournment.

     Section 3.13. Action Without Meeting. Any action required or permitted to
     ------------  ----------------------
be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

     Section 3.14. Fees and Compensation of Directors. Directors and members of
     ------------  ----------------------------------
committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. This Section 3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.

     Section 3.15. Committees of Directors. The board of directors may, by
     ------------  -----------------------
resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

     (a) The approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

     (b) The filling of vacancies on the board of directors or in any committee;

     (c) The fixing of compensation of the directors for serving on the board or on any committee;

     (d) The amendment or repeal of bylaws or the adoption of new bylaws;

     (e) The amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

     (f) A distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

     (g) The appointment of any other committees of the board of directors or the members of these committees.

     Section 3.16. Meetings and Action of Committees. Meetings and action of
     ------------  ---------------------------------
committees shall be governed by, and held and taken in accordance with, the provisions of Sections 3.05 (place of meetings), 3.07 (regular meetings), 3.08 (special meetings and notice), 3.09 (quorum), 3.10 (waiver of notice), 3.11 (adjournment), 3.12 (notice of adjournment), and 3.13 (action without meeting) of these bylaws, with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee; special meetings of committees may also be called by resolution of the board of directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.


                                   ARTICLE IV
                                   ----------

                                    OFFICERS
                                    --------

     Section 4.01. Officers. The officers of the corporation shall be a chairman
     ------------  --------
of the board, a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, one or more vice presidents, one or more assistant secretaries, one or more treasurers or assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 4.03. Any number of offices may be held by the same person.

     Section 4.02. Election of Officers. The officers of the corporation, except
     ------------  --------------------
such officers as may be appointed in accordance with the provisions of Sections
4.03 or 4.05 hereof, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

     Section 4.03. Subordinate Officers. The board of directors may appoint, and
     ------------  --------------------
may empower the chairman of the board to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

     Section 4.04. Removal and Resignation of Officers. Subject to the rights,
     ------------  -----------------------------------
if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting of the board of directors, or, except in the case of an officer chosen by the board of directors, by any other officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     Section 4.05. Vacancies in Offices. A vacancy in any office because of
     ------------  --------------------
death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

     Section 4.06. Chairman of the Board. The board of directors shall appoint
     ------------  ---------------------
one of its members to be chairman of the board to serve at the pleasure of the board. Such person shall preside at all meetings of the board. The chairman of the board shall have the powers conferred by these bylaws and shall also have and may exercise such further powers and duties as from time to time may be conferred or assigned by the board of directors.

     Section 4.07. President. The president of the corporation shall, in the
     ------------  ---------
absence of the chairman of the board, preside at all meetings of shareholders and at all meetings of the board of directors. The president shall exercise and perform such duties as may be assigned to him by the board of directors or the chairman of the board or as prescribed by the bylaws.

     Section 4.08. Vice Presidents. In the absence or disability of the
     ------------  ---------------
president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, and the president.

     Section 4.09. Secretary. The secretary shall keep or cause to be kept, at
     ------------  ---------
the principal executive office or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

     The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.

     Section 4.10. Chief Financial Officer. The chief financial officer shall
     ------------  -----------------------
keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.


                                   ARTICLE V
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     Section 5.01. Indemnification Provisions. Except as prohibited by law,
     ------------  --------------------------
every director of this corporation shall be entitled as a matter of right to be indemnified by the corporation against reasonable expense and any liability paid or incurred by such person in connection with any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative, investigative or other, whether brought by or in the name of the corporation or otherwise, in which he or she may be involved, as a party or otherwise, by reason of such person being or having been a director, officer, employee or agent of the corporation or by reason of the fact that such person is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or was a director, officer, employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation (such claim, action, suit or proceeding hereinafter being referred to as an "Action"); provided, however, that no such right of indemnification shall exist in favor of a director with respect to an Action brought by such director against the corporation (other than a suit for indemnification as provided below in this Section 5.01). Such indemnification shall include the right to have expenses incurred by such person in connection with an Action paid in advance by the corporation until the final disposition of the Action, subject to such conditions as may be prescribed by law. As used herein, "liability" shall include amounts of judgments, excise taxes, fines and penalties, and amounts paid in settlement; and "expense" shall include fees and expenses of counsel subject to the terms of the following paragraph.

     If the corporation shall be obligated to pay the expenses of any Action against a director, the corporation, if appropriate, shall be entitled to assume the defense of such Action, with counsel approved by the director, upon the delivery to the director of written notice of its election so to do. After delivery of such notice, approval of such counsel by the director and the retention of such counsel by the corporation, the corporation will not be liable to the director under this Section 5.01 for any fees or expenses of counsel subsequently incurred by the director with respect to the same Action, provided that (i) the director shall have the right to employ his counsel in any such Action at the director's expense; and (ii) the fees and expenses of the director's counsel shall be at the expense of the corporation if (A) the employment of counsel by the director has been previously authorized by the corporation, (B) the director shall have reasonably concluded that there may be a conflict of interest between the corporation and the director in the conduct of any such defense or (C) the corporation shall not, in fact, have employed counsel to assume the defense of such Action. Notwithstanding anything contained herein to the contrary, the corporation shall have no obligation under this
Section 5.01 to indemnify any director for any amounts paid in settlement of an Action unless the corporation consents to such settlement, which consent shall not be unreasonably withheld.

     If a claim under the two preceding paragraphs is not paid in full by the corporation within thirty (30) days after a written notice thereof has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action that the conduct of the claimant was such that under California law the corporation would be prohibited from indemnifying the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the conduct of the claimant was not such that indemnification would be prohibited by law, nor an actual determination by the corporation (including the board of directors, independent legal counsel or its shareholders) that the conduct of the claimant was such that indemnification would be prohibited by law, shall be a defense to the action or create a presumption that the conduct of the claimant was such that indemnification would be prohibited by law.

     The right of indemnification provided for herein (a) shall not be deemed exclusive of any other rights, whether now existing or hereafter created, to which those seeking indemnification hereunder may be entitled under any agreement, bylaw or article provision, vote of shareholders or directors or otherwise, (b) shall continue as to persons who have ceased to have the status pursuant to which they were entitled or were denominated as entitled to indemnification hereunder and shall inure to the benefit of the heirs and legal representatives of persons entitled to indemnification hereunder, and (c) shall be applicable to actions, suits or proceedings commenced after the adoption hereof, whether arising from acts or omissions occurring before or after the adoption hereof. The right of indemnification provided for herein may not be amended, modified or repealed so as to limit in any way the indemnification provided for herein with respect to any acts or omissions occurring prior to the adoption of any such amendment or repeal.

     The corporation has full power and authority to extend any of the indemnification benefits provided for in this Section 5.01 to any officer or agent of the corporation, but the corporation is under no obligation to extend such benefits to any person who is not entitled thereto by law or pursuant to the first paragraph of this Section 5.01.

     Section 5.02. Maintenance and Inspection of Share Register. The corporation
     ------------  --------------------------------------------
shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

     A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours on five (5) days' prior written demand on the corporation, and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 5.02 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

     Section 5.03. Maintenance and Inspection of Bylaws. The corporation shall
     ------------  ------------------------------------
keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

     Section 5.04. Maintenance and Inspection of Other Corporate Records. The
     ------------  -----------------------------------------------------
accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

     Section 5.05. Inspection of Books and Records by Directors. Every director
     ------------  --------------------------------------------
shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

     Section 5.06. Annual Report to Shareholders. The board of directors shall
     ------------  -----------------------------
cause an annual report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the corporation. This report shall be sent at least fifteen (15) (or, if sent by third-class mail, thirty-five (35)) days before the annual meeting of shareholders to be held during the next fiscal year and in the manner specified in Section 2.05 of these bylaws for giving notice to shareholders of the corporation. The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation.

     Section 5.07. Financial Statements. A copy of any annual financial
     ------------  --------------------
statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve
(12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

     If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three-month, six-month, or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the corporation as of the end of that period, the chief financial officer shall cause the statements referred to above to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to any shareholder or shareholders within thirty (30) days after the request.

     The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

     The quarterly income statements and balance sheets referred to in this
Section 5.07 shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

     Section 5.08. Record Date for Purposes Other than Notice and Voting. For
     ------------  -----------------------------------------------------
purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action, and in that case only shareholders at the close of business on the record date are entitled to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law.

     If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

     Section 5.09. Checks, Drafts. Evidences of Indebtedness. All checks,
     ------------  --------------
drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

     Section 5.10. Corporate Contracts and Instruments; How Executed. The board
     ------------  -------------------------------------------------
of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section 5.11. Certificates for Shares. A certificate or certificates for
     ------------  -----------------------
shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the president or vice president and by the chief financial officer or the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent or registrar at the date of issue.

     Section 5.12. Lost Certificates. Except as provided in this Section 5.12,
     ------------  -----------------
no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

     Section 5.13. Representation of Shares of Other Corporations. The chairman
     ------------  ----------------------------------------------
of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or

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

corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

     Section 5.14. Construction and Definitions. Unless the context requires
     ------------  ----------------------------
otherwise, the general provisions, rules of construction and definitions in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.


                                  ARTICLE VI
                                  ----------

                                  AMENDMENTS
                                  ----------

          Section 6.01. Amendment by Shareholders. New bylaws may be adopted or
          ------------  -------------------------
these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the articles of incorporation.

          Section 6.02. Amendment by Directors. Subject to the rights of the
          ------------  ----------------------
shareholders as provided in Section 6.01 hereof, to adopt, amend, or repeal bylaws, bylaws may be adopted, amended, or repealed by the board of directors; provided, however, that the board of directors may adopt a bylaw or amendment of a bylaw changing the authorized number of directors only for the purpose of fixing the exact number of directors within the limits specified in the articles of incorporation or in Section 3.02 of these bylaws.

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